Exhibit (q)

POWER OF ATTORNEY

I, the undersigned Officer and Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933		INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512		811-5629
ING Partners, Inc.	333-32575		811-08319
ING Equity Trust	333-56881		811-8817
ING Funds Trust	333-59745		811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570		811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333		811-21553
ING Investment Funds, Inc.	002-34552		811-1939
ING Mayflower Trust	33-67852		811-7978
ING Mutual Funds	33-56094		811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186		811-21938 811-21938
ING Separate Portfolios Trust	333-141111		811-22025
ING Variable Insurance Trust	333-83071		811-9477
ING Variable Products Trust	33-73140		811-8220
ING VP Natural Resources Trust	33-26116		811-5710
ING Prime Rate Trust	333-68239 (5mil 333-61831 (25mil	) )	811-5410 811-5410
ING Senior Income Fund	333-135548		811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Shaun P. Mathews

Shaun P. Mathews

President and Chief Executive Officer and

Trustee:

    ING Global Advantage and Premium Opportunity Fund

    ING Global Equity Dividend and Premium Opportunity Fund

    ING Prime Rate Trust

    ING Risk Managed Natural Resources Fund

    ING Separate Portfolios Trust

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Todd Modic
Todd Modic Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ John V. Boyer
John V. Boyer Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Patricia W. Chadwick
Patricia W. Chadwick Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ J. Michael Earley
J. Michael Earley Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ R. Barbara Gitenstein
R. Barbara Gitenstein Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Patrick W. Kenny
Patrick W. Kenny Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Jock Patton
Jock Patton Chairman and Director/Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Sheryl K. Pressler
Sheryl K. Pressler Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ David W. C. Putnam
David W. C. Putnam Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ John G. Turner
John G. Turner Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495 333-138186	811-21938 811-21938
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil) 333-61831 (25mil)	811-5410 811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 9, 2007.

/s/ Roger B. Vincent
Roger B. Vincent Director and Trustee